UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2021

Impinj, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37824	91-2041398
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Fairview Avenue North, Suite 1200

Seattle, Washington 98109

(Address of principal executive offices, including zip code)

(206) 517-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PI	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                        ☐

Item 8.01	Other Events.

On February 26, 2021, the United States District Court for the District of Delaware (the “Court”) issued an order (the “Preliminary Order”) providing for preliminary approval of the proposed settlement of the claims asserted nominally on behalf of Impinj, Inc. (the “Company”) against the individual defendants named in the previously disclosed stockholder derivative action entitled In re Impinj, Inc. Derivative Litigation (C.A. No. 18-cv-01686-RGA) pending before the Court in accordance with the Stipulation of Settlement, dated July 10, 2020 (the “Stipulation of Settlement”). The Stipulation of Settlement calls for the Company to adopt certain governance changes and for the Company’s insurer to pay plaintiff’s counsel up to $900,000 in attorneys’ fees. The Preliminary Order set a final settlement approval hearing for May 11, 2021.

As required by the Preliminary Order, the Company issued a press release providing notice of the Preliminary Order and Stipulated of Settlement, a copy of which is attached as Exhibit 99.1, and is filing the Stipulation of Settlement and the Notice of Proposed Settlement of Derivative Action (the “Notice”) with this Current Report on Form 8-K, copies of which are attached hereto as Exhibits 99.2 and 99.3, respectively, and incorporated herein by reference.

On March 8, 2021, the Company also posted a copy of the Notice and the Stipulation of Settlement to the Investor Relations section of the Company’s website, can be found at http://investor.impinj.com/resources/Derivative-Litigation.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description
99.1	Press release dated March 8, 2021.
99.2	Stipulation of Settlement, dated July 10, 2020.
99.3	Notice of Proposed Settlement of Derivative Action.

104 Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Impinj, Inc.

By:	/s/ Chris Diorio
Chris Diorio Chief Executive Officer

Date: March 8, 2021